SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC   20549

                                 _______________

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



                         October 6, 1998
                     (Date of earliest event
                            reported)



                             TEXTRON INC.
            (Exact name of registrant as specified in its
                               charter)




      Delaware                 1-5480                    05-0315468
      (State of           (Commission File       (IRS Employer
   Incorporation )              No.)             Identification No.)




             40 Westminster Street, Providence, Rhode
                           Island 02903
             (Address of principal executive offices,
                       including zip code)


                         (401)-421-2800
                 (Registrant's telephone number,
                      including area code)


                               N/A
                (Former name or former address, if
                    changed since last report)






Item 5. Other Events

As previously reported by the Registrant, Textron Inc. ("Textron"), in a Current Report on Form 8-K dated August 11, 1998, Textron has entered into an agreement to sell its Avco Financial Services, Inc. (AFS) unit to Associates First Capital Corporation. Textron has restated its financial statements for the following periods to reflect AFS as a discontinued operation: 1) for each of the three years in the period ended January 3, 1998; 2) for the three month period ended April 4, 1998; and 3) for the six month period ended July 4, 1998. The restated financial statements, together with other restated financial information, are filed herewith as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3.

Item 7. Financial Statements and Exhibits.
(c) Exhibits.

 Exhibit   Exhibit
   No.

   23      Consent of Independent Auditors.

Note: Exhibits 27.1 through 27.14 are filed electronically only
  27.1     Restated financial data schedule for period ended April 1, 1995

  27.2     Restated financial data schedule for period ended July 1, 1995

  27.3     Restated financial data schedule for period ended September 30,
           1995

  27.4     Restated financial data schedule for period ended December 30,
           1995

  27.5     Restated financial data schedule for period ended March 30, 1996

  27.6     Restated financial data schedule for period ended June 29, 1996

  27.7     Restated financial data schedule for period ended September 28,
           1996

  27.8     Restated financial data schedule for period ended December 28,
           1996

  27.9     Restated financial data schedule for period ended March 29, 1997

  27.10    Restated financial data schedule for period ended June 28, 1997

  27.11    Restated financial data schedule for period ended September 27,
           1997

  27.12    Restated financial data schedule for period ended January 3, 1998

  27.13    Restated financial data schedule for period ended April 4, 1998

  27.14    Restated financial data schedule for period ended July 4, 1998

  99.1 Restated financial statements and related financial information for the period ended January 3, 1998

  99.2 Restated financial statements and related financial information for the three month period ended April 4, 1998

  99.3 Restated financial statements and related financial information for the six month period ended July 4, 1998



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TEXTRON INC.
                                      (Registrant)


                                   By:/s/ Richard Yates
                                   Name: Richard L. Yates
                                   Title: Vice President and Controller

Dated: October 6, 1998


                                INDEX TO EXHIBITS

 Exhibit   Exhibit
   No.

   23      Consent of Independent Auditors.

Note: Exhibits 27.1 through 27.12
  27.1     Restated financial data schedule for period ended April 1, 1995

  27.2     Restated financial data schedule for period ended July 1, 1995

  27.3     Restated financial data schedule for period ended September 30,
           1995

  27.4     Restated financial data schedule for period ended December 30,
           1995

  27.5     Restated financial data schedule for period ended March 30,
           1996

  27.6     Restated financial data schedule for period ended June 29, 1996

  27.7     Restated financial data schedule for period ended September 28,
           1996

  27.8     Restated financial data schedule for period ended December 28,
           1996

  27.9     Restated financial data schedule for period ended March 29,
           1997

  27.10    Restated financial data schedule for period ended June 28, 1997

  27.11    Restated financial data schedule for period ended September 27,
           1997

  27.12    Restated financial data schedule for period ended January 3,
           1998

  27.13    Restated financial data schedule for period ended April 4, 1998

  27.14    Restated financial data schedule for period ended July 4, 1998

  99.1 Restated financial statements and related financial information for the period ended January 3, 1998

  99.2 Restated financial statements and related financial information for the three month period ended April 4, 1998

  99.3 Restated financial statements and related financial information for the six month period ended July 4, 1998